                                                                    EXHIBIT 99.2

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

     I hereby consent to my being named in the Registration statement on Form S-1 of ORBCOMM Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

                                        /s/ Hans E.W. Hoffmann
                                        ----------------------------------------
                                        Name: Hans E. W. Hoffmann

October 7, 2006